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                                                                     Exhibit 4.1

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
NUMBER                            STANDARD PARKING CORPORATION(R)                            SHARES

                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE            SEE REVERSE SIDE
                                                                                      FOR CERTAIN DEFINITIONS

                      SEE REVERSE FOR STATEMENT RELATING TO RIGHTS, PREFERENCES,
                                  PRIVILEGES AND RESTRICTIONS, IF ANY                   CUSIP 853790 10 3


       THIS CERTIFIES THAT







       IS THE OWNER OF

                               FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE, OF

                 ----------------------------- STANDARD PARKING CORPORATION -----------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE
PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURES OF ITS DULY
AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.


                                             COUNTERSIGNED AND REGISTERED:
                                                WELLS FARGO BANK, N.A.

                                                    TRANSFER AGENT
                                                     AND REGISTRAR

                                                         BY
                                                 AUTHORIZED SIGNATURE

DATED:

                                                     STANDARD PARKING CORPORATION
            /S/ ROBERT N. SACKS                        CORPORATE SEAL DELAWARE                 /S/ JAMES A. WILHELM
                 SECRETARY                                                             PRESIDENT AND CHIEF EXECUTIVE OFFICER
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

The Company will furnish to a stockholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and of each series so far as the same have been prescribed. The Board of Directors has authority to fix, before the issuance of any shares of a particular series, the rights, preferences and limitations pertaining to such series.

__________________________________________________________________________________________________________________________________
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                                                                  UTMA - _______Custodian_______
                                                                                                       (Cust)          (Minor)
TEN ENT - as tenants by entireties                                                             under Uniform Transfer to Minors

JT TEN  - as joint tenants with right                                                             Act_____________________
          of survivorship and not as                                                                        (State)
          tenants in common
                            Additional abbreviations may also be used though not in the above list.
__________________________________________________________________________________________________________________________________

                             FOR VALUE RECEIVED ________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                     /
/                                     /
__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________
                      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT______________________
_______________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION
IN THE PREMISES.



DATED                                                                  __________________________________________________________


                                                                       __________________________________________________________
                                                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                                       WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                       IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
                                                                       ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED
___________________________________________________________
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION
(SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP").
THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE
PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM
("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY
PUBLIC ARE NOT ACCEPTABLE.
___________________________________________________________

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